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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 18, 2003

                               GENTEX CORPORATION
                          (Exact name of registrant as
                            specified in its charter)

   Michigan                         0-10235                      38-2030505
(State or other                   (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification no.)
incorporation)

      600 North Centennial Street
           Zeeland, Michigan                                         49464
(Address of principal executive office)                           (Zip Code)

                         Registrant's telephone number,
                       including area code: (616) 772-1800

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Item 7. Financial Statements and Exhibits.

      Exhibit

      99.1  Press release dated August 18, 2003.

Item 9. Regulation FD Disclosure.

On August 18, 2003, Gentex Corporation issued a press release announcing that a $0.15 per share quarterly cash dividend will be paid October 17, 2003, to shareholders of record as of October 3, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 18, 2003                 GENTEX CORPORATION

                                       (Registrant)

                                       By: /s/ Enoch Jen
                                           -------------------------------------
                                           Enoch Jen
                                           Vice President - Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release Dated August 18, 2003, with respect to declaration of a $0.15 per share quarterly cash dividend to be paid October 17, 2003.


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